Exhibit 10(g)(1)

ASSIGNMENT AND ASSUMPTION AGREEMENT

This Assignment and Assumption Agreement (this “Agreement”) is entered into as of June 29, 2007, by and between NewStar Structured Finance Opportunities, LLC, a Delaware limited liability company (the “Assignor”), and NewStar Structured Finance Opportunities II, LLC, a Delaware limited liability company (the “Assignee”).

For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Assignor agrees with the Assignee as follows:

1. Reference to Note Purchase Agreement and Definitions. Reference is made to (i) the Note Purchase Agreement, dated as of March 21, 2006, by and among the Assignor, NewStar Financial, Inc., as limited recourse provider (the “Limited Recourse Provider”), MMP-5 Funding, LLC, Fenway Capital, LLC, Fenway Funding, LLC, Natixis Financial Products Inc., as agent for the Investors (in such capacity, together with its successors in such capacity, the “Investor Agent”) and U.S. Bank National Association, as trustee (in such capacity, together with its successors and assigns, the “Trustee”), as amended, restated, supplemented or otherwise modified (the “Note Purchase Agreement”) and (ii) each of the other Financing Documents in connection therewith. Capitalized terms defined in the Note Purchase Agreement (or, if not defined therein, in the Security Agreement) and not otherwise defined herein are used herein with the meanings so defined.

2. Assignment. As of the date hereof, the Assignor irrevocably contributes, assigns, transfers, conveys and delivers to the Assignee, and the Assignee accepts delivery of, (i) all of its right, title and interest in, to and under all of its assets, including all accounts, payment intangibles, general intangibles, chattel paper, electronic chattel paper, instruments, deposit accounts, letter-of-credit rights, investment property and any and all other property of any type or nature owned by it, including the Collateral Account, each Financing Document (including all of the rights and remedies of the Issuer thereunder), each Collateral Debt Security owned by it, all Collections with respect thereto, all Eligible Investments, all Cash and all Underlying Instruments, whether now owned or hereafter acquired and whether now existing or hereafter coming into existence and (ii) all of the Assignor’s benefits, privileges, rights, title and interest in and to the Note Purchase Agreement and the other Financing Documents to which Assignor is a party or has any rights, together with any amendments, restatements, renewals, extensions or modifications thereof and applications therefore (collectively, the “Assets”).

3. Assumption; Reaffirmation. As of the date hereof, the Assignee fully and completely succeeds to, assumes and agrees to pay, perform and discharge, in accordance with its terms, all liabilities and obligations of the Assignor under the Note Purchase Agreement and the other Financing Documents to which Assignor is a party, together with any amendments, restatements, renewals, extension or modifications thereof and applications therefor. Without limiting the generality of the foregoing, the Assignee acknowledges and agrees that:

(i) the Assignee shall be the Issuer under the Note Purchase Agreement and the other Financing Documents with the same force and effect as if originally named therein as the “Issuer,” the effect of which shall be, without limitation, that (A) each reference to the “Issuer” in the Note Purchase Agreement and the other Financing Documents shall be deemed to be to the

Assignee and (B) the Assignee shall be bound by all of the terms and provisions of the Note Purchase Agreement and the other Financing Documents and shall hereby be deemed to have assumed all of the obligations, liabilities and indebtedness of the Assignor thereunder;

(ii) the Assignee, as issuer, debtor, grantor, mortgagor, pledgor, guarantor or assignor, or in any other similar capacities in which such Person grants Liens or security interests in its assets or otherwise acts as an accommodation party or guarantor, as the case may be, in any case under the Financing Documents, hereby (A) ratifies, reaffirms and remakes all of its payment, performance and observance obligations and liabilities, whether contingent or otherwise, under the Financing Documents, and (B) ratifies and reaffirms its grant of Liens and security interests under the Financing Documents and confirms and agrees that such Liens and security interests secure all of the Obligations and are continuing first priority, perfected Liens in favor of the Trustee;

(iii) without limiting the generality of clause (ii) above, the Assignee hereby grants to Trustee, for the benefit of the Investor Agent, the Investors, the Swingline Investor and the Trustee, a continuing security interest in, lien on, and right of set-off against, all of its right, title and interest in, to and under all accounts, payment intangibles, general intangibles, chattel paper, electronic chattel paper, instruments, deposit accounts, letter-of-credit rights, investment property and any and all other property of any type or nature owned by the Assignee, including the Collateral Account, each Financing Document (including all of the rights and remedies of the Issuer thereunder), each Collateral Debt Security owned by it, all Collections with respect thereto, all Eligible Investments, all Cash and all Underlying Instruments, whether now owned or hereafter acquired and whether now existing or hereafter coming into existence (collectively, the “Collateral”).

4. Intended Characterization. It is the intention of the Assignor and Assignee that the conveyance and contribution of all right, title and interest in and to the Assets to the Assignee as provided in this Agreement shall constitute an absolute transfer and contribution conveying good title, free and clear of any Lien (other than the Liens granted pursuant to the Security Agreement and the Account Control Agreement) and that the Assets shall not be part of the Assignor’s bankruptcy estate in the event of a bankruptcy or insolvency proceeding with respect to the Assignor. Furthermore, it is not intended that such conveyance be deemed a pledge of the Collateral Debt Securities and the other Assets to the Assignee to secure a debt or other obligation of the Assignor. If, however, notwithstanding the intention of the parties, the conveyance provided for in this Agreement is determined to be a transfer for security, then this Agreement shall also be deemed to be, and hereby is, a “security agreement” within the meaning of Article 9 of the UCC and the Assignor hereby grants to the Assignee a duly perfected, first priority “security interest” within the meaning of Article 9 of the UCC in all right, title and interest in and to the Assets, now existing and hereafter created. The Assignee shall have, in addition to the rights and remedies which it may have under this Agreement, all other rights and remedies provided to a secured creditor under the UCC and other applicable law, which rights and remedies shall be cumulative.

5. Binding Effect; Benefit of Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Trustee, the Investors, the Investor Agent and the Swingline Investor shall be third-party beneficiaries of this Agreement.

6. Assignment. Simultaneously with the execution and delivery of this Agreement, the Assignee shall assign all of its right, title and interest herein to the Trustee to which assignment the Assignor hereby expressly consents.

7. Benefits; Binding Effect. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and assigns. Nothing expressed or implied in this Agreement is intended, or shall be construed, to confer upon or give any other Person other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

8. Further Assurances. Each party agrees to do any and all such things as may be requested by the other party to more fully perfect the intent of the parties hereto, as manifest herein.

9. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page of this Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof.

10. Governing Law. This Agreement shall be construed in accordance with and be governed by the laws of the State of New York.

11. Acknowledgement. The Custodian hereby acknowledges and agrees that Collateral Account shall continue to be maintained for the benefit of the Trustee pursuant to the terms and provisions of the Account Control Agreement.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of date first written above.

NEWSTAR STRUCTURED FINANCE OPPORTUNITIES, LLC

By:	/s/ John J. Frishkopf
Name:	John J. Frishkopf
Title:	Treasurer

NEWSTAR STRUCTURED FINANCE OPPORTUNITIES II, LLC

By:	/s/ John J. Frishkopf
Name:	John J. Frishkopf
Title:	Treasurer

Signature Page

to Assignment and Assumption

Agreement

CONSENTED TO:

NEWSTAR FINANCIAL, INC.
as Limited Recourse Provider and as Collateral Manager

By:	/s/ John J. Frishkopf
Name:	John J. Frishkopf
Title:	Treasurer

MMP-5 FUNDING, LLC
as Investor and Swingline Investor

By:	/s/ Bernard J. Angelo
Name:	Bernard J. Angelo
Title:	Vice President

FENWAY CAPITAL, LLC as Investor

By:	/s/ Bernard J. Angelo
Name:	Bernard J. Angelo
Title:	Vice President

FENWAY FUNDING, LLC as Investor

By:	/s/ Bernard J. Angelo
Name:	Bernard J. Angelo
Title:	Vice President

NATIXIS FINANCIAL PRODUCTS INC. as Investor Agent and as TRS Provider

By:	/s/ Ralph J. Inglese
Name:	Ralph J. Inglese
Title:	Managing Director

Signature Page

to Assignment and Assumption

Agreement

By:	/s/ Christopher Hayden
Name:	Christopher Hayden
Title:	Managing Director

U.S. BANK NATIONAL ASSOCIATION as Trustee and Custodian

By:	/s/ Ralph J. Creasia
Name:	Ralph J. Creasia
Title:	Vice President

By:	/s/ Mark P. Sullivan
Name:	Mark P. Sullivan
Title:	Vice President

Signature Page

to Assignment and Assumption

Agreement